A-8
ATL01/10402478v5                               A&B Draft 02/19/99

                                    EXHIBIT A

                   FORM OF ASSIGNMENT AND Acceptance AGREEMENT

         THIS ASSIGNMENT AND Acceptance AGREEMENT dated as of ___________, 199__ (the "Agreement") by and among _________________________ (the "Assignor"),
_________________________   (the   "Assignee"),   REGENCY  CENTERS,   L.P.  (the
"Borrower"), REGENCY REALTY CORPORATION (the "Parent") and Wells Fargo BANK, NATIONAL ASSOCIATION, as Agent (the "Agent").

         WHEREAS, the Assignor is a Lender under that certain Amended and Restated Credit Agreement dated as of February 26 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Parent, the financial institutions party thereto and their assignees under Section 12.8 thereof, the Agent, and the Syndication Agent, Documentation Agent and Managing Agents named therein;

         WHEREAS, the Assignor desires to assign to the Assignee all or a portion of the Assignor's Commitment under the Credit Agreement, all on the terms and conditions set forth herein;

         WHEREAS, the Borrower and the Agent consent to such assignment on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         Section 1.  Assignment.

         (a) Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by the Assignee to the Assignor pursuant to Section 2 of this Agreement, effective as of ____________, 199__ (the "Assignment Date") the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $__________ interest (such interest being the "Assigned Commitment") in and to the Assignor's Commitment and all of the other rights and obligations of the Assignor under the Credit Agreement, such Assignor's Revolving Note and the other Loan Documents representing ______% in respect of the aggregate amount of all Lenders' Commitments, including without limitation, a principal amount of outstanding Revolving Loans equal to $_________, all voting rights of the Assignor associated with the Assigned Commitment, all rights to receive interest on such amount of Loans and all commitment and other fees with respect to the Assigned Commitment and other rights of the Assignor under the Credit Agreement and the other Loan Documents with respect to the Assigned Commitment, all as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Commitment equal to such amount of the Assigned Commitment. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Commitment as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Commitment equal to the Assigned Commitment, which obligations shall include, but shall not be limited to, the obligation of the Assignor to make Revolving Loans to the Borrower with respect to the Assigned Commitment and the obligation to indemnify the Agent as provided therein (the foregoing enumerated obligations, together with all other similar obligations more particularly set forth in the Credit Agreement and the other Loan Documents, shall be referred to hereinafter, collectively, as the "Assigned Obligations"). [In addition, the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $____________ interest in and to the Assignor's Bid Rate Note, including without limitation, a principal amount of outstanding Bid Rate Loans owing to the Assignor in an aggregate amount equal to $__________, all rights to receive interest on such amount of Bid Rate Loans and other rights of the Assignor under the Credit Agreement and the other Loan Documents with respect to such Bid Rate Loans, all as if the Assignee had originally made such amount of Bid Rate Loans to the Borrower. The obligations assigned pursuant to the immediately preceding sentence shall constitute Assigned Obligations hereunder.] The Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Obligations or the Assigned Commitment from and after the Assignment Date.

         (b) The assignment by the Assignor to the Assignee hereunder is without recourse to the Assignor. The Assignee makes and confirms to the Agent, the Assignor, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XI of the Credit Agreement. Not in limitation of the foregoing, the Assignee acknowledges and agrees that, except as set forth in Section 4 below, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, (ii) any representations, warranties, statements or information made or furnished by the Borrower in connection with the Credit Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Credit Agreement, any Loan Document or any other document or instrument executed in connection therewith, or the collectibility of the Assigned Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the

Obligations or the Assigned Obligations under the Notes or the Credit Agreement and (v) the performance or failure to perform by the Borrower of any obligation under the Credit Agreement or any document or instrument executed in connection therewith. Further, the Assignee acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof, or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any Note or pursuant to any other obligation. The Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower or to notify the undersigned of any Event of Default except as expressly provided in the Credit Agreement. The Assignee has not relied on the Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

         Section 2. Payment by Assignee. In consideration of the assignment made pursuant to Section 1 of this Agreement, the Assignee agrees to pay to the Assignor on the Assignment Date, an amount equal to $_________ representing the aggregate principal amount outstanding of the Revolving Loans owing to the Assignor under the Credit Agreement and the other Loan Documents being assigned hereby. [Further, the Assignee agrees to pay to the Assignor on the Assignment Date, an amount equal to $____________ representing the aggregate principal amount outstanding of the Bid Rate Loans owing to the Assignor under the Credit Agreement and the other Loan Documents being assigned hereby.]

         Section 3. Payments by Assignor. The Assignor agrees to pay to the Agent on the Assignment Date the administration fee, if any, payable under the applicable provisions of the Credit Agreement.

         Section 4. Representations and Warranties of Assignor. The Assignor hereby represents and warrants to the Assignee that (a) as of the Assignment Date (i) the Assignor is a Lender under the Credit Agreement having a Commitment under the Credit Agreement immediately prior to the Assignment Date, equal to $____________ and that the Assignor is not in default of its obligations under the Credit Agreement; and (ii) the outstanding balance of Revolving Loans owing to the Assignor [and the outstanding principal balance of Bid Rate Loans owing to the Assignor] (without reduction by any assignments thereof which have not yet become effective) is $____________[and $__________ , respectively]; and (b) it is the legal and beneficial owner of the Assigned Commitment which is free and clear of any adverse claim created by the Assignor.

         Section 5. Representations, Warranties and Agreements of Assignee. The Assignee (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) it is an "accredited investor" (as such term is used in Regulation D of the Securities Act); (c) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; (e) agrees that it will become a party to and shall be bound by the Credit Agreement, the other Loan Documents to which the other Lenders are a party on the Assignment Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender.

         Section 6. Recording and Acknowledgment by the Agent. Following the execution of this Agreement, the Assignor will deliver to the Agent (a) a duly executed copy of this Agreement for acknowledgment and recording by the Agent and (b) the Assignor's Revolving Note [and Bid Rate Note]. The Borrower agrees to exchange such Note[s] for [a] new Note[s] as provided in Section 12.8(c) of the Credit Agreement. Upon such acknowledgment and recording, from and after the Assignment Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Assignment Date directly between themselves. The Agent may unilaterally amend Annex I to the Credit Agreement to reflect the assignment effected hereby.

         Section 7. Addresses. The Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:

         Notice Address:


                                            Telephone No.:
                                            Telecopy No.:

         Domestic Lending Office:


                                            Telephone No.:
                                            Telecopy No.:

         LIBOR Lending Office:


                                            Telephone No.:
                                            Telecopy No.:

         Section 8. Payment Instructions. All payments to be made to the Assignee under this Agreement by the Assignor, and all payments to be made to the Assignee under the Credit Agreement, shall be made as provided in the Credit Agreement in accordance with the following instructions:

         Section 9. Effectiveness of Assignment. This Agreement, and the assignment and assumption contemplated herein, shall not be effective until (a) this Agreement is executed and delivered by each of the Assignor, the Assignee, the Borrower and the Agent and (b) the payment to the Assignor of the amounts owing by the Assignee pursuant to Section 2 hereof and (c) the payment to the Agent of the amounts owing by the Assignor pursuant to Section 3 hereof. Upon recording and acknowledgment of this Agreement by the Agent, from and after the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Commitment.

         Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 11. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

         Section 12. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

         Section 13. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by the Assignee and the
 Assignor.

         Section 14. Entire Agreement. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

         Section 15. Binding Effect.This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 16. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

         [Include this Section only if the Borrower's  consent is required under
Section 12.8.(c) of the Credit Agreement]Section 17. Agreements of the Borrower. The Borrower hereby agrees that the Assignee shall be a Lender under the Credit Agreement having a Commitment equal to the Assigned Commitment. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Credit Agreement and the other Loan Documents as if the Assignee were an original Lender under and signatory to the Credit Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Obligations, if any, and to the Revolving Loans made by the Lenders after the date hereof and to receive the commitment and other fees payable to the Lenders as provided in the Credit Agreement. Further, the Assignee shall be entitled to the indemnification provisions from the Borrower in favor of the Lenders as provided in the Credit Agreement and the other Loan Documents. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee a Revolving Note in an initial amount equal to the Assigned Commitment [and a Bid Rate Note]. Further, the Borrower agrees that, upon the execution and delivery of this Agreement, the Borrower shall owe the Assigned Obligations to the Assignee as if the Assignee were the Lender originally making such Loans and entering into such other obligations.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Acceptance Agreement as of the date and year first written above.

                                            ASSIGNOR:

                                            [Name of Assignor]

                                            By:
                                                 Title:


                                            ASSIGNEE:

                                            [Name of Assignee]

                                            By:
                                            Title:

Agreed and Consented to as of the date first written above.

[Include signature of the Borrower only
 if required under Section 12.8.(c) of the Credit Agreement]


BORROWER:

Regency Centers, L.P.

By: Regency Realty Corporation, its sole general partner

   By:
        Title:

PARENT:

REGENCY REALTY CORPORATION

By:
     Title:

Accepted as of the date first written above.

AGENT:

Wells Fargo BANK, NATIONAL ASSOCIATION, as Agent

By:
      Title:

                                                        B-5
ATL01/10402478v5                                A&B Draft 02/19/99

                                    EXHIBIT B

                          FORM OF designation AGREEMENT


         THIS  designation  AGREEMENT  dated  as  of  ___________,   _____  (the
"Agreement") by and among _________________________ (the "Designating Lender"), _________________________ (the "Designated Lender") and
Wells Fargo Bank, National Association, as Agent (the "Agent").

         WHEREAS, the Designating Lender is a Lender under that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Regency Centers, L.P., a Delaware limited partnership (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent, and the Syndication Agent, Documentation Agent and Managing Agents named therein;

         WHEREAS, pursuant to Section 12.8(d), the Designating Lender desires to designate the Designated Lender as its "Designated Lender" under and as defined in the Credit Agreement; and

         WHEREAS, the Agent consents to such designation on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         Section 1. Designation. Subject to the terms and conditions of this Agreement, the Designating Lender hereby designates the Designated Lender, and the Designated Lender hereby accepts such designation, to have a right to make Bid Rate Loans on behalf of the Designating Lender pursuant to Section 2.2. of the Credit Agreement. Any assignment by the Designating Lender to the Designated Lender of rights to make a Bid Rate Loan shall only be effective at the time such Bid Rate Loan is funded by the Designated Lender. The Designated Lender, subject to the terms and conditions hereof, hereby agrees to make such accepted Bid Rate Loans and to perform such other obligations as may be required of it as a Designated Lender under the Credit Agreement.

         Section 2. Designating Lender Not Discharged. Notwithstanding the designation of the Designated Lender hereunder, the Designating Lender shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated
Lender with respect to the Credit Agreement and the other Loan Documents, including, without limitation, any indemnification obligations under Section
11.7 and any sums otherwise payable to the Borrower by the Designated Lender.

         Section 3. No Representations by Designating Lender. The Designating Lender makes no representation or warranty and, except as set forth in Section 8 below, assumes no responsibility pursuant to this Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

         Section 4.  Representations  and  Covenants of Designated  Lender.  The
Designated Lender makes and confirms to the Agent, the Designating Lender, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XI of the Credit Agreement. Not in limitation of the foregoing, the Designated Lender (a) represents and warrants that it (i) is legally authorized to enter into this Agreement; (ii) is an "accredited investor" (as such term is used in Regulation D of the Securities Act) and (iii) meets the requirements of a "Designated Lender" contained in the definition of such term contained in the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) confirms that it has, independently and without reliance upon the Agent, or on any affiliate thereof, or any other Lender and based on such financial statements and such other documents and information, made its own credit analysis and decision to become a Designated Lender under the Credit Agreement;
(d) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (e) agrees that it will become a party to and shall be bound by the Credit Agreement, the other Loan Documents to which the other Lenders are a party on the Effective Date (as defined below) and will perform in accordance therewith all of the obligations which are required to be performed by it as a Designated Lender. The Designated Lender also acknowledges that it will, independently and without reliance upon the

Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any Note or pursuant to any other obligation. The Designated Lender acknowledges and agrees that except as expressly required under the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Designated Lender with any credit or other information with respect to the Borrower or any other Loan Party or to notify the Designated Lender of any Default or Event of Default.

         Section 5. Appointment of Designating Lender as Attorney-In-Fact. The Designated Lender hereby appoints the Designating Lender as the Designated Lender's agent and attorney-in-fact, and grants to the Designating Lender an irrevocable power of attorney, to receive any and all payments to be made for the benefit of the Designated Lender under the Credit Agreement, to deliver and receive all notices and other communications under the Credit Agreement and other Loan Documents and to exercise on the Designated Lender's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under the Credit Agreement or other Loan Documents. Any document executed by the Designating Lender on the Designated Lender's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designated Lender. The Borrower, each Agent and each of the Lenders may rely on and are beneficiaries of the preceding provisions.

         Section 6. Acceptance by the Agent. Following the execution of this Agreement by the Designating Lender and the Designated Lender, the Designating Lender will (i) deliver to the Agent a duly executed original of this Agreement for acceptance by the Agent and (ii) pay to the Agent the fee, if any, payable under the applicable provisions of the Credit Agreement whereupon this Agreement shall become effective as of the date of such acceptance or such other date as may be specified on the signature page hereof (the "Effective Date").

         Section 7. Effect of Designation. Upon such acceptance and recording by the Agent, as of the Effective Date, the Designated Lender shall be a party to the Credit Agreement with a right to make Bid Rate Loans as a Lender pursuant to
Section 2.2. of the Credit Agreement and the rights and obligations of a Lender related thereto; provided, however, that the Designated Lender shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable. Notwithstanding the foregoing, the Designating Lender, as Agent for the Designated Lender, shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designated Lender and its Designating Lender with respect to the Credit Agreement.

         Section 8. Indemnification of Designated Lender. The Designating Lender unconditionally agrees to pay or reimburse the Designated Lender and save the Designated Lender harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designated Lender, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designated Lender hereunder or thereunder, provided that the Designating Lender shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designated Lender's gross negligence or willful misconduct.

         Section 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 10. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

         Section 11. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

         Section 12. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by all parties hereto.

         Section 13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 14. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.


                         [Signatures on Following Page]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Designation Agreement as of the date and year first written above.

                                            Effective Date:


                                            DESIGNATING LENDER:

                                            [Name of Designating Lender]


                                                 Name:
                                                 Title:


                                            Designated Lender:

                                            [Name of Designated Lender]


                                            By:
                                                 Name:
                                                 Title:

Accepted as of the date first written above.

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent


By:
     Name:
     Title:

                                    EXHIBIT C

                             Form of REVOLVING NOTE

$______________                                   _________, 199_

         FOR VALUE RECEIVED, the undersigned, REGENCY CENTERS, L.P., a Delaware limited partnership (the "Borrower") hereby unconditionally promises to pay to the order of ___________________________ (the "Lender"), in care of Wells Fargo Bank, National Association, as Agent (the "Agent"), to Wells Fargo Bank, National Association, 111 Sutter Street, 8th Floor, San Francisco, California 94104 or at such other address as may be specified by the Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________),
or such lesser amount as may be the then outstanding and unpaid balance of all Revolving Loans or the Term Loan made by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Credit Agreement.

         The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement.

         This Revolving Note is one of the "Revolving Notes" referred to in that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof (the "Lenders"), the Agent, and the Syndication Agent, Documentation Agent and Managing Agents named therein, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Revolving Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the Revolving Loans and Term Loans upon the occurrence of certain specified events.

         The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         [The following text is to be included in only those Revolving Notes executed in favor of the Lenders who were a party to the Existing Credit Agreement at the time of the amendment and restatement thereof --This Note amends and restates that certain Note dated ___________, 199_, in the original principal amount of $___________ executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.]

         Time is of the essence for this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Note under seal as of the date written above.

                       REGENCY CENTERS, L.P.

                       By: Regency Realty Corporation, its sole general partner

                           By:
                               Name:
                               Title:


                                 [CORPORATE SEAL]

STATE OF GEORGIA

COUNTY OF

         BEFORE ME, a Notary Public in and for said County, personally appeared _____________________, known to me to be a person who, as
____________________________ of Regency Realty Corporation, as the general partner of Regency Centers, L.P., the entity which executed the foregoing Note, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as an officer of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this ____ day of _______________, ___________.

                                     Notary Public

                                     My Commission Expires:

                                    EXHIBIT D
                              FORM OF BID RATE NOTE

                                                ____________, 19__

         FOR VALUE RECEIVED, the undersigned, REGENCY CENTERS, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of ________________ (the "Lender"), in care of Wells Fargo Bank, National Association, as Agent (the "Agent"), to Wells Fargo Bank, National Association, 111 Sutter Street, 8th Floor, San Francisco, California 94104, or at such other address as may be specified by the Agent to the Borrower, the aggregate unpaid principal amount of Bid Rate Loans made by the Lender to the Borrower under the Credit Agreement, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Bid Rate Loan, at such office at the rates and on the dates provided in the Credit Agreement.

         The date, amount, interest rate and maturity date of each Bid Rate Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Bid Rate Loans made by the Lender.

         This Note is one of the Bid Rate Notes referred to in the Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, Regency Realty Corporation, the financial institutions initially party thereto and their assignees under
Section 12.8. thereof, Wells Fargo Bank, National Association, as Agent, and the Syndication Agent, Documentation Agent and Managing Agents named therein, and evidences Bid Rate Loans made by the Lender thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Bid Rate Loans upon the terms and conditions specified therein.

         Except as permitted by Section 12.8. of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the laws of the State of GEORGIA.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         [The following text is to be included in only those Bid Rate Notes executed in favor of the Lenders who were a party to the Existing Credit Agreement at the time of the amendment and restatement thereof --This Note amends and restates that certain Bid Rate Note dated ___________, 199_, executed and delivered by the Borrower, payable to the order of the Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.]

         Time is of the essence for this Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Bid Rate Note under seal as of the date first written above.

                                  REGENCY CENTERS, L.P.

                                  By: Regency Realty Corporation,
                                      its sole general partner

                                      By:
                                           Name:
                                           Title:

                                                     [CORPORATE SEAL]
STATE OF GEORGIA

COUNTY OF

         BEFORE ME, a Notary Public in and for said County, personally appeared , known to me to be a person who, as ____________________________ of Regency Realty Corporation, as the general partner of Regency Centers, L.P., the entity which executed the foregoing Note, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as an officer of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this ____ day of __________________, __________.

                                     Notary Public

                                     My Commission Expires:

                           SCHEDULE OF BID RATE LOANS


         This Note evidences Bid Rate Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

            Principal             Maturity     Amount        Unpaid
Date of     Amount of  Interest    Date of     Paid or      Principal  Notation
Loan         Loan        Rate       Loan       Prepaid       Amount     Made By
----         ----        ----      ----        -------       ------     -------

                                    EXHIBIT E

                             FORM OF SWINGLINE NOTE

$30,000,000                                    February 26, 1999

         FOR VALUE RECEIVED, the undersigned, regency centers, l.p. (the "Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Swingline Lender") to its address at 111 Sutter Street, 8th Floor, San Francisco, California 94104, or at such other address as may be specified by the Swingline Lender to the Borrower, the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Swingline Loans made by the Swingline Lender to the Borrower under the Credit Agreement), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

         The date, amount of each Swingline Loan, and each payment made on account of the principal thereof, shall be recorded by the Swingline Lender on its books and, prior to any transfer of this Note, endorsed by the Swingline Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Swingline Lender to made any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Swingline Loans.

         This Note is the Swingline Note referred to in the Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, Regency Realty Corporation, the financial institutions initially party thereto and their assignees under
Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent, and the Syndication Agent, Documentation Agent and Managing Agents named therein, and evidences Swingline Loans made thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Swingline Loans upon the terms and conditions specified therein.

         This Note shall be governed by, and construed in accordance with, the laws of the State of GEORGIA.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         This Note amends and restates that certain Swingline Note dated March 27, 1998, in the original principal amount of $20,000,000 executed and delivered by the Borrower, payable to the order of the Swingline Lender. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER SWINGLINE NOTE.

         Time is of the essence for this Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Swingline Note under seal as of the date first written above.

                                 Regency Centers,  L.P.

                                 By: Regency Realty Corporation,
                                     its sole general partner

                                 By:
                                     Name:
                                     Title:

                             [CORPORATE SEAL]

STATE OF GEORGIA

COUNTY OF


         BEFORE ME, a Notary Public in and for said County, personally appeared , known to me to be a person who, as ____________________________ of Regency Realty Corporation, as the general partner of Regency Centers, L.P., the entity which executed the foregoing Note, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as an officer of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this ____ day of __________________, ____________.

                                     Notary Public

                                     My Commission Expires:

                           SCHEDULE OF SWINGLINE LOANS

         This Note evidences Swingline Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

                 Principal Amount   Amount Paid or   Unpaid Principal   Notation
Date of Loan        of Loan            Prepaid            Amount         Made By

                                                        F-2
ATL01/10402478v5                                A&B Draft 02/19/99

                                    EXHIBIT F

                           FORM OF NOTICE OF BORROWING

                                                ____________, 199__

Wells Fargo Bank, National Association
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia 30339
Attention: Mary Ann Kelly

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999, as amended (the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         1. Pursuant to Section 2.1(b) of the Credit Agreement, the Borrower hereby requests that the Lenders make a Revolving Loan to the Borrower in an amount equal to $___________________.

         2.       The  Borrower   requests  that  the  Revolving  Loan  be  made
                  available to the Borrower on ____________, 199__.

         3. The Borrower hereby requests that the requested Revolving Loan be of the following Type:

                  [Check one box only]

          Base Rate Loan
          LIBOR Loan, with an initial Interest Period for a duration of:

                         [Check one box only]       one month
                                                    two months
                                                    three months
                                                    six months

         4. The proceeds of the Revolving Loan will be used for the following:

                  --------------------------------------------------
                  --------------------------------------------------.

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Revolving Loan, and after making such Revolving Loan, (a) no Default or Event of Default shall have occurred and be continuing, and (b) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are and shall be true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents.

                      REGENCY CENTERS, L.P.

                      By: Regency Realty Corporation,
                          its sole general partner

                          By:
                            Name:
                            Title:

                                                        G-2
ATL01/10402478v5                                A&B Draft 02/19/99

                                    EXHIBIT G

                         FORM OF NOTICE OF CONTINUATION

                                                ____________, 199__

Wells Fargo Bank, National Association
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia 30339
Attention: Mary Ann Kelly

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999, as amended (the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         Pursuant to Section 2.5 of the Credit Agreement, the Borrower hereby requests a Continuation of a Revolving Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement:

         1.     The requested date of such Continuation is ____________, 199__.

         2. The aggregate principal amount of the Revolving Loan subject to the requested Continuation is $________________________ and the portion of such principal amount subject to such Continuation is $__________________________.

         3. The current Interest Period of the Revolving Loan subject to such Continuation ends on ________________, 199__.

         4. The duration of the Interest Period for the Revolving Loan or portion thereof subject to such Continuation is:

                  [Check one box only]        one month
                                              two months
                                              three months
                                              six months

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and after giving effect to such Continuation, no Event of Default shall have occurred and be continuing.

         If notice of the requested Continuation was given previously by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.5 of the Credit Agreement.

                       REGENCY CENTERS, L.P.

                       By: Regency Realty Corporation,
                           its sole general partner

                           By:
                               Name:
                               Title:

                                                        H-2
ATL01/10402478v5                                A&B Draft 02/19/99

                                    EXHIBIT H

                          FORM OF NOTICE OF CONVERSION

                               ____________, 199__

Wells Fargo Bank, National Association
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia 30339
Attention: Mary Ann Kelly

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999, as amended (the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         Pursuant to Section 2.6 of the Credit Agreement, the Borrower hereby requests a Conversion of a Revolving Loan of one Type into a Revolving Loan of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement:

         1. The requested date of such Conversion is ______________, 199__.

         2. The Type of Revolving Loan to be Converted pursuant hereto is currently:

                  [Check one box only]       Base Rate Loan
                                             LIBOR Loan

         3. The aggregate principal amount of the Revolving Loan subject to the requested Conversion is $_____________________ and the portion of such principal amount subject to such Conversion is $-------------------.

         4. The amount of such Revolving Loan to be so Converted is to be converted into a Revolving Loan of the following Type:

                  [Check one box only]

                  Base Rate Loan
                  LIBOR Loan, with an initial Interest Period for a duration of:

                         [Check one box only]       one month
                                                    two months
                                                    three months
                                                    six months

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Conversion, and after giving effect to such Conversion, no Event of Default shall have occurred and be continuing.

         If  notice  of  the  requested   Conversion  was  given  previously  by
telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.6 of the Credit Agreement.

                     REGENCY CENTERS, L.P.

                     By: Regency Realty Corporation,
                         its sole general partner

                         By:
                             Name:
                             Title:

                                                        I-2
ATL01/10402478v5                                 A&B Draft 02/19/99

                                    EXHIBIT I

                         FORM OF BID RATE QUOTE REQUEST

                                               --------------, -----

Wells Fargo Bank, National Association
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia 30339
Attention: Mary Ann Kelly

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999, as amended (the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

 1.The Borrower hereby requests Bid Rate Quotes for the following proposed Bid
   Rate Borrowings:

Borrowing Date            Amount1            Type2          Interest Period3

______________, ______  $____________   ____________          ______ days


         2. The Borrower's Credit Rating as of the date hereof is:

                           S&P      _______
                           Moody's  _______

         3. The proceeds of this Bid Rate borrowing will be used for the following purpose:

                  ---------------------------------------------------
                  ---------------------------------------------------.

         4. After giving effect to the Bid Rate Borrowing requested herein, the total amount of Bid Rate Loans outstanding shall be $______________ [must not be in excess of the lesser of (i) $250,000,000 or (ii) one-half of the aggregate amount of all existing Commitments].

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Bid Rate Loans, and after making such Bid Rate Loans, (a) no Default or Event of Default shall have occurred and be continuing, and (b) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are and shall be true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Bid Rate Loans contained in
Article VI. of the Credit Agreement will have been satisfied at the time such Bid Rate Loans are made.

                     REGENCY CENTERS, L.P.

                      By: Regency Realty Corporation,
                          its sole general partner

                          By:
                             Name:
                             Title:

                                                        J-2
ATL01/10402478v5                                 A&B Draft 02/19/99

                                    EXHIBIT J

                             FORM OF BID RATE QUOTE

                                              ----------------, ----

Wells Fargo Bank, National Association
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia 30339
Attention: Mary Ann Kelly

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999, as amended (the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         In  response  to  the   Borrower's   Bid  Rate  Quote   Request   dated
_____________, 19__, the undersigned hereby makes the following Bid Rate Quote(s) on the following terms:

        1.   Quoting Lender:____________________________

        2.   Person to contact at quoting Lender:____________________________

        3. The undersigned offers to make Bid Rate Loan(s) in the following principal amount(s), for the following Interest Period(s) and at the following Bid Rate(s):

Borrowing Date         Amount1           Type2      Interest Period3   Bid Rate

__________, 19___     $_____________    __________    ______days       ______%

__________, 19___     $_____________    __________    ______days       ______%

__________, 19___     $_____________    __________    ______days       ______%


         The undersigned understands and agrees that the offer(s) set forth above, subject to satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] the undersigned to make the Bid Rate Loan(s) for which any offer(s) [is/are] accepted, in whole or in part.





                               By:
                                   Name:
                                   Title:

                                                        K-2
ATL01/10402478v5                                A&B Draft 02/19/99

                                    EXHIBIT K

                        FORM OF BID RATE QUOTE ACCEPTANCE

                                             __________________, 19__

Wells Fargo Bank, National Association
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia 30339
Attention: Mary Ann Kelly

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999, as amended (the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         The Borrower hereby accepts the following offer(s) of Bid Rate Quotes to be made available to the Borrower on ____________, _____:

Quote Date                Quoting Lender        Type             Amount Accepted

____________, 19____     _______________      __________          $___________

____________, 19____     _______________      __________          $___________

____________, 19____     _______________      __________          $___________

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Bid Rate Loans, and after making such Bid Rate Loans, (a) no Default or Event of Default shall have occurred and be continuing, and (b) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are and shall be true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Bid Rate Loans contained in

Article VI. of the Credit Agreement will have been satisfied at the time such Bid Rate Loans are made.

                      REGENCY CENTERS, L.P.

                      By: Regency Realty Corporation,
                          its sole general partner

                          By:
                             Name:
                             Title:

                                                        L-2
ATL01/10402478v5                               A&B Draft 02/19/99

                                    EXHIBIT L

                      FORM OF NOTICE OF SWINGLINE BORROWING

                                                ------------, -----

Wells Fargo Bank, National Association
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia 30339
Attention: Mary Ann Kelly

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999, as amended (the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         1. Pursuant to Section 2.3.(b) of the Credit Agreement, the Borrower hereby requests that the Swingline Lender make a Swingline Loan to the Borrower in an amount equal to $-------------------.

         2. The Borrower requests that such Swingline Loan be made available to the Borrower on ______________, ________.

         3. The proceeds of this Swingline Loan will be used for the following purpose:

                  ------------------------------------------------------------
                  -----------------------------------------------------------.

         4. The Borrower requests that the proceeds of such Swingline Loan be made available to the Borrower by _______________________.

         The Borrower hereby certifies to the Agent, the Swingline Lender and the Lenders that as of the date hereof, as of the date of the making of the requested Swingline Loan, and after making such Swingline Loan, (a) no Default or Event of Default shall have occurred and be continuing, and (b) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are and shall be true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Swingline Loan contained in Article VI. of the Credit Agreement will have been satisfied at the time such Swingline Loan is made.

         If notice of the requested borrowing of this Swingline Loan was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.3.(b) of the Credit Agreement.

                  REGENCY CENTERS, L.P.

                  By: Regency Realty Corporation,
                      its sole general partner

                      By:
                         Name:
                         Title:

                                                        M-1
ATL01/10402478v5                               A&B Draft 02/19/99

                                    EXHIBIT M

                            FORM OF EXTENSION REQUEST

                                                ____________, 199__

Wells Fargo Realty Bank, National Association, as
   Agent
2859 Paces Ferry Road, Suite 1805
Atlanta, Georgia 30339
Attention: Mary Ann Kelly

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999, as amended (the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         Pursuant to Section 2.10 of the Credit Agreement, the Borrower hereby requests that the Lenders and the Agent extend the current Revolving Credit
Termination Date of ____________, 199__ by a one-year period to ________________, 199__.

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof (a) no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents.

                  REGENCY CENTERS, L.P.

                  By: Regency Realty Corporation,
                      its sole general partner

                      By:
                         Name:
                         Title:

                                    EXHIBIT O
                                FORM OF GUARANTY

         THIS GUARANTY dated as of February 26, 1999 executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a "Guarantor" and collectively, the "Guarantors") in favor of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Agent (the "Agent") for the Lenders under that certain Amended and Restated Credit Agreement dated as of February 26, 1999, among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation (the "Parent"), the financial institutions party thereto and their assignees under Section 12.8 thereof (the "Lenders"), the Agent, and the Syndication Agent, Documentation Agent and Managing Agents named therein (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") and (b) the Lenders and the Swingline Lender.

         WHEREAS, pursuant to the Credit Agreement, the Agent, the Lenders and the Swingline Lender have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Parent is the sole general partner of the Borrower;

         WHEREAS, each other Guarantor is owned or controlled by the Borrower, the Parent or is otherwise an Affiliate of the Borrower or the Parent;

         WHEREAS, the Borrower, each Guarantor and the other Subsidiaries of the Borrower and the Parent, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent, the Lenders and the Swingline Lender through their collective efforts;

         WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Agent the Lenders and the Swingline Lender making such financial accommodations available to the Borrower under the Credit
Agreement and, accordingly, each Guarantor is willing to guarantee the Borrower's obligations to the Agent, the Lenders and the Swingline Lender on the terms and conditions contained herein; and

         WHEREAS, each Guarantor's execution and delivery of this Guaranty is one of the conditions precedent to the Agent, the Lenders and the Swingline Lender making, or continuing to make, such financial accommodations to the Borrower.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

         Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the "Guarantied Obligations"): (a) all indebtedness and obligations owing by the Borrower to any Lender, the Swingline Lender or the Agent under or in connection with the Credit Agreement and any other Loan Document to which the Borrower is a party, including without limitation, the repayment of all principal of the Loans and the payment of all interest, fees, charges, reasonable attorneys fees and other amounts payable to any Lender, the Swingline Lender or the Agent thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are incurred by the Lenders, the Swingline Lender and the Agent in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder and (d) all other Obligations.

         Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Lenders, the Swingline Lender and the Agent shall not be obligated or required before enforcing this Guaranty against any
Guarantor: (a) to pursue any right or remedy the Lenders, the Swingline Lender or the Agent may have against the Borrower, any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Loan Party or any other Person; or (c) to make demand of the Borrower, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Lenders, the Swingline Lender or the Agent which may secure any of the Guarantied Obligations. In this connection, each Guarantor hereby waives the right of such Guarantor to require any holder of the Guarantied Obligations to take action against the Borrower as provided in Official Code of Georgia Annotated ss.10-7-24.

         Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the Lenders or the Swingline Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

         (a)(i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any Guarantied Obligations, or
(iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

         (b) any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

         (c) any furnishing to the Agent, the Lenders or the Swingline Lender of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Obligations;

         (d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

         (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

         (f) any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor's subrogation rights, if any, against the Borrower to recover payments made under this Guaranty;

         (g) any application of sums paid by the Borrower, any other Loan Party or any other Person with respect to the liabilities of the Borrower to the Agent, the Lenders or the Swingline Lender, regardless of what liabilities of the Borrower remain unpaid;

         (h)any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof; or

         (i) any other circumstance  which might otherwise  constitute a defense
available  to,  or  a  discharge  of,  such  Guarantor   hereunder  (other  than
termination of this Guaranty as provided in Section 20. hereof).

         Section 4. Action with Respect to Guarantied Obligations. The Lenders, the Swingline Lender and the Agent may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder take any and all actions described in
Section 3. and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations;
(b) amend, modify, alter or supplement the Credit Agreement or any other Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Lenders or the Swingline Lender shall elect.

         Section 5. Representations and Warranties. Each Guarantor hereby makes to the Agent, the Lenders and the Swingline Lender all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.

         Section 6. Covenants. Each Guarantor will comply with all covenants which the Borrower is to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents.

         Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

         Section 8. Inability to Accelerate Loan. If the Agent, the Lenders and/or the Swingline Lender are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Agent, the Lenders and/or the Swingline Lender shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

         Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on the Agent, any Lender or the Swingline Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Agent, such Lender or the Swingline Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Agent, such Lender or the Swingline Lender with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Agent, such Lender or the Swingline Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent, such Lender or the Swingline Lender.

         Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Borrower arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Agent, the Lenders and the Swingline Lender and shall forthwith pay such amount to the Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Guarantied Obligations existing.

         Section 11. Payments Free and Clear. All sums payable by each Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if such Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding, such Guarantor shall pay to the Agent, the Lenders and the Swingline Lender such additional amount as will result in the receipt by the Agent, the Lenders and the Swingline Lender of the full amount payable hereunder had such deduction or withholding not occurred or been required.

         Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes the Agent, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, or any affiliate of the Agent, to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

         Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Agent, the Lenders and the Swingline Lender that all obligations and liabilities of the Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall have occurred and be continuing, then no Guarantor shall accept any direct or indirect payment (in cash, property, securities by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

         Section 14. Avoidance Provisions. It is the intent of each Guarantor, the Agent, the Lenders and the Swingline Lender that in any Proceeding, such Guarantor's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of
Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender) shall be determined in any such Proceeding are referred to as the "Avoidance Provisions". Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Agent, the Lenders and the Swingline Lender hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Agent, the Lenders and the Swingline Lender that would not otherwise be available to such Person under the Avoidance Provisions.

         Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent, any Lender or the Swingline Lender shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

         Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 17. WAIVER OF JURY TRIAL. (a) EACH GUARANTOR, AND EACH OF THE AGENT, THE LENDERS AND THE SWINGLINE LENDER BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGE THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG SUCH GUARANTOR, THE AGENT, ANY OF THE LENDERS OR THE SWINGLINE LENDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY, EACH GUARANTOR, AND EACH OF THE AGENT, THE LENDERS AND THE SWINGLINE LENDER BY ACCEPTING THE BENEFITS HEREOF, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST SUCH GUARANTOR ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN OR AMONG SUCH GUARANTOR, THE AGENT, ANY OF THE LENDERS OR THE SWINGLINE LENDER OF ANY KIND OR NATURE.

         (b) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS GUARANTY.

         Section 18. Loan Accounts. The Agent, each Lender and the Swingline Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of the Guarantied Obligations or otherwise, the entries in such books and accounts shall constitute prima facie evidence of the outstanding amount of such Guarantied Obligations and the amounts paid and payable with respect thereto. The failure of the Agent, any Lender or the Swingline Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

         Section 19. Waiver of Remedies. No delay or failure on the part of the Agent, any Lender or the Swingline Lender in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Agent, any Lender or the Swingline Lender of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

         Section 20. Termination. This Guaranty shall remain in full force and effect until the earlier of (a) indefeasible payment in full of the Obligations and the termination or cancellation of the Credit Agreement and (b) the release by the Agent of each Guarantor herefrom pursuant to Section 4.2 of the Credit Agreement.

         Section 21. Successors and Assigns. Each reference herein to the Agent, the Lenders or the Swingline Lender shall be deemed to include such Person's respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor's successors and assigns, upon whom this Guaranty also shall be binding. The Lenders and the Swingline Lender may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligations, or grant or sell participation in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor's obligations hereunder. Each Guarantor hereby consents to the delivery by the Agent, any Lender or the Swingline Lender to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person.

         Section 22. Joint and Several Obligations. the obligationS of the Guarantors HEREUNDER SHALL BE joint and several, and ACCORDINGLY, each Guarantor CONFIRMS THAT IT is liable for the full amount of the "GUARANTiED Obligations" AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER gUARANTORS HEREUNDER.

         Section 23. Amendments. This Guaranty may not be amended except in writing signed by the Agent and each Guarantor.

         Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Agent at its Lending Office, not later than 11:00 a.m., on the date one Business Day after demand therefor.

         Section 25. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Agent, any Lender or the Swingline Lender at its address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

         Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

         Section 28.  Definitions. (a) For the purposes of this Guaranty:

         "Proceeding" means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts;
(ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

         (b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

         Section 29. NO NOVATION. THE PARTIES HERETO HAVE ENTERED INTO THIS GUARANTY SOLELY TO AMEND AND RESTATE THE TERMS OF THE EXISTING GUARANTY. THE PARTIES DO NOT INTEND THIS AGREEMENT, NOR THE TRANSACTIONS CONTEMPLATED HEREBY, TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OR WAIVER OF ANY OF THE OBLIGATIONS OWING BY ANY EXISTING GUARANTOR UNDER OR IN CONNECTION WITH THE EXISTING GUARANTY.

                            [Signatures on Next Page]

         IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

                [GUARANTOR]
                [GUARANTOR]


                    By:
                       Name:
                       Title:


                                     Address for Notices for all Guarantors:

                                     c/o Regency Realty Corporation
                                     121 West Forsyth Street, Suite 200
                                     Jacksonville, Florida 32202
                                     Attention:        Bruce Johnson
                                     Telecopier:       (904) 634-3428
                                     Telephone:        (904) 356-7000

                                     ANNEX I

                           FORM OF ACCESSION AGREEMENT

         THIS ACCESSION AGREEMENT dated as of ____________, ____, executed and delivered by ______________________, a _____________ (the "New Guarantor") in
favor of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Agent (the "Agent") for the Lenders under that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"), by and among Regency Centers, L.P., a Delaware limited partnership (the "Borrower"), Regency Realty Corporation, a Florida corporation (the "Parent"), the financial institutions initially party thereto and their assignees under Section 12.8 thereof (the "Lenders"), the Agent, and the Syndication Agent, Documentation Agent and Managing Agents named therein and
(b) the Lenders and the Swingline Lender.

         WHEREAS, pursuant to the Credit Agreement, the Agent, the Lenders and the Swingline Lender have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the New Guarantor is owned or controlled by the Borrower, the Parent or is otherwise an Affiliate of the Borrower or the Parent;

         WHEREAS, the Borrower, the New Guarantor, the other Subsidiaries of the Borrower and the Parent, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent, the Lenders and the Swingline Lender through their collective efforts;

         WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Agent, the Lenders and the Swingline Lenders making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, the New Guarantor is willing to guarantee the Borrower's obligations to the Agent, the Lenders and the Swingline Lenders on the terms and conditions contained herein; and

         WHEREAS, the New Guarantor's execution and delivery of this Agreement is a condition to the Agent, the Lenders and the Swingline Lenders continuing to make such financial accommodations to the Borrower.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

         Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a "Guarantor" under that certain Guaranty dated as of February 26, 1999 (the "Guaranty"), made by each Subsidiary a party thereto in favor of the Agent, the Lenders and the Swingline Lender and assumes all obligations of a "Guarantor" thereunder, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

         (a) irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations;

         (b) makes to the Agent, the Lenders and the Swingline Lender as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in
Section 6 of the Guaranty; and

         (c) consents and agrees to each provision set forth in the Guaranty.

         SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 3. Definitions.Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.


                            [Signatures on Next Page]

         IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

  [NEW GUARANTOR]


  By:_________________________________________
  Name:_______________________________________
  Title:______________________________________

  (CORPORATE SEAL)

  Address for Notices:

121 West Forsyth Street, Suite 200
Jacksonville, Florida 32202
Attention:        Bruce Johnson
Telecopier:       (904) 634-3428
Telephone:        (904) 356-7000


Accepted:

WELLS FARGO BANK, NATIONAL
   ASSOCIATION,  as Agent


By: ________________________
     Name:__________________
     Title:_________________

                                                        P-2
ATL01/10402478v5                                 A&B Draft 02/19/99

                                    EXHIBIT P

                      FORM OF UNENCUMBERED POOL CERTIFICATE


         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, supplemented or restated from time to time, the "Credit Agreement") among Regency Centers, L.P., Regency Realty Corporation, the financial institutions party thereto and their assignees under
Section 12.8 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

         Pursuant to Section [4.1(b)(ii)][4.1(c)(x)][8.1] of the Credit Agreement, the undersigned hereby certifies to the Lenders and the Agent that
Schedule 1 attached hereto accurately and completely sets forth, as of the date hereof: (i) the Net Operating Income of each Unencumbered Pool Property for the fiscal quarter most recently ended, (ii) the Unencumbered Pool Value, (iii) all Unsecured Liabilities (other than the Loans) of the Parent and its Subsidiaries on a consolidated basis, (iv) the aggregate amount of the Commitments, (v) the Maximum Loan Availability; (vi) the percentage amount of the Unencumbered Pool Value attributable to all Unencumbered Pool Properties which are owned by Subsidiaries of the Borrower that are not Wholly Owned Subsidiaries (which percentage amount shall not exceed 20%); and (vii) the weighted average Occupancy Rate of all Unencumbered Pool Properties calculated in accordance with
Section 4.3 of the Credit Agreement.*

         [For certificates delivered pursuant to Sections 4.1(b)(ii) and 4.1(c)(x) only For each Property submitted as an Eligible Property pursuant to Section [4.1(b)(ii)][ 4.1(c)(x)] on the date hereof Schedule 1 attached hereto also sets forth:

(I)      the Occupancy Rate of such Property; and

                  [for certificates delivered pursuant to Section 4.1(b)(ii) only (II) the percentage amount of the total Unencumbered Pool Value attributable to each Unencumbered Pool Property (which percentage amount shall not exceed 5%)]];

         The undersigned further certifies to the Agent, the Lenders and the Swingline Lender that as of the date hereof (a) no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the undersigned has signed this Unencumbered Pool Certificate on and as of ___________, 19__.


-------------------------------------------------------------------------------
Name:  __________________________________________
       Title:  Chief Financial Officer

                                                   Q-2
ATL01/10402478v5                                   A&B Draft 02/19/99

                                    EXHIBIT Q

                         FORM OF COMPLIANCE CERTIFICATE


         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, supplemented or restated from time to time, the "Credit Agreement") among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

         Pursuant to Section 8.1(c) of the Credit Agreement, the undersigned hereby certifies to the Agent, the Lenders and the Swingline Lender that:

         1._______(a)  The  undersigned  has  reviewed  the terms of the  Credit
Agreement and has made a review of the transactions, financial condition and other affairs of the Parent, the Borrower and each other Guarantor as of, and during the relevant accounting period ending on, _______________, 19__ and (b) such review has not disclosed the existence during such accounting period, and the undersigned does not have knowledge of the existence, as of the date hereof, of any condition or event constituting a Default or Event of Default [except as set forth on Attachment A hereto, which accurately describes the nature of the conditions(s) or event(s) that constitute (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking)(is planning to take) with respect to such condition(s) or event(s)].

         2._______Schedule 1 attached hereto accurately and completely sets forth the calculations required to establish compliance with Sections 8.12 and
8.23 and each of the Sections contained in Article IX of the Credit Agreement on date of the financial statements for the accounting period set forth above.

         3._______The aggregate outstanding principal amount of the Loans as of the date hereof is equal to or less than the Maximum Loan Availability and the aggregate outstanding principal amount of the Bid Rate Loans as of the date hereof is equal to or less than $250,000,000.

         4._______(a) No Default or Event of Default has occurred and is continuing, and (b) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the undersigned has signed this Unencumbered Pool Certificate on and as of ___________, 19__.


-------------------------------------------------------------------------------
 Name:  __________________________________________
 Title:  Chief Financial Officer

                                                        R-4
ATL01/10402478v5                                    A&B Draft 02/19/99

                                    EXHIBIT R

                          FORM OF PROPERTY CERTIFICATE

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

     Pursuant to Section 4.1(b)(iv) of the Credit Agreement, the undersigned hereby certifies to the Agent and the Lenders, with respect to each of the properties listed on Schedule 1 attached hereto, that:

(a) such property is improved with one or more operating retail shopping centers and includes a grocery store as an anchor tenant.

(b) such property is owned in fee simple by the entity designated as the owner of such property on Schedule 1. Schedule 1 sets forth the capital structure of each such owner if such owner is not the Borrower.

(c) (i) such Property is owned in fee simple by only the Borrower or a Subsidiary of the Borrower;

   (ii) neither such Property, nor any interest of the Borrower or such Subsidiary therein, is subject to any Lien other than Permitted Liens or to any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien thereon as security for Indebtedness; (iii) if such Property is owned by a Subsidiary of the Borrower, (A) none of the Borrower's direct or indirect ownership interest in such Subsidiary is subject to any Lien other than Permitted Liens or to any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien thereon as security for Indebtedness and (B) the Borrower directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain the consent of any Person: (I) to create Lien on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable and (II) to sell, transfer or otherwise dispose of such Property; (iv) such Property is not a Development Property and has an Occupancy Rate which has remained stabilized; (v) such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property; (vi) such Property is not subject to a ground lease (other than a lease of land on such Property by the Borrower or such Subsidiary to a Person which is not an Affiliate) and
        (vii) such Property is improved with a shopping center with a shopping center or a stand-alone building containing a grocery store occupied by a Credit Tenant.

(d) the value of the Property (when calculated in accordance with the definition of Unencumbered Pool Value), will not exceed 5% of the Unencumbered Pool Value (determined as if such Property were an Unencumbered Pool Property).

(e)  such Property is located in the United States.

(f)  (i) (A) Borrower has  obtained,  with respect to such property  a  "Phase
             I" environmental assessment, prepared as of the date indicated on Schedule 1, by the consultant identified on Schedule 1;

         (B) such consultant is of good repute within the region in which such property is located and is believed by Borrower to be competent;

         (C) Borrower has reviewed such assessment and believes it reasonable to rely upon such assessment; and

         (D) such assessment does not (1) identify any contamination or potential contamination that has resulted in, or that could reasonably be anticipated to result in a materially adverse effect upon the condition, market value, Net Operating Income or prospects of such property, (2) recommend that any further material investigation be undertaken or (3) identify any potential or actual recognized environmental condition; and

    (ii) (A) Borrower has obtained, with respect to such property a structural/physical report, prepared as of the date indicated on Schedule 1, by the consultant identified on Schedule 1;

         (B) such consultant is of good repute within the region in which such property is located and is believed by Borrower to be competent;

         (C) Borrower has reviewed such report and believes it reasonable to rely upon such report; and

         (D) such report does not identify any material defect in construction or physical condition of the property, material variance from any available plans and specifications for the property or material violation of applicable law, or other item of material concern with respect to the structural integrity or physical condition of the property.

(g) the value of all Properties which are owned by Subsidiaries that are not Wholly Owned Subsidiaries, including the Property described herein, if applicable (when calculated in accordance with the definition of Unencumbered Pool Value), does not exceed 20% of the Unencumbered Pool Value (determined as if such Property were an Unencumbered Pool Property). Schedule 1 sets forth the percentage of the Unencumbered Pool Value attributable to Unencumbered Pool Properties which are owned by Subsidiaries that are not Wholly Owned Subsidiaries (determined as if such Property were an Unencumbered Pool Property).


         IN  WITNESS   WHEREOF,   the   undersigned  has  signed  this  Property
Certificate on and as of ___________, 19__.

-------------------------------------------------------------------------------
Name:  __________________________________________
       Title:  Chief Financial Officer

                                   SCHEDULE 1
                             TO PROPERTY CERTIFICATE


A.  Property Description [For each Property]

1.  Property Name:


2.  Owner: [If not Borrower, set forth capital structure of the owner]


3.  Environmental Information:

    a._______Date Phase 1 prepared: ___________________________.

    b._______The Phase 1 was prepared by _________________________.

4.  Structural/Physical Report:

    a. _______Date Structural/Physical Report Prepared: __________________.

    b. The Structural/Physical Report was prepared by ______________________.

5.  Percentage of Unencumbered Pool Value Attributable to Unencumbered Pool
    Properties   owned  by   Subsidiaries   which  are  not  Wholly   Owned
    Subsidiaries: ____%



1  Minimum amount of $15,000,000 or larger multiple of $1,000,000.
2  Insert either Absolute Rate (for Absolute Rate Loan) or LIBOR Margin
  (for LIBOR Margin Loan).
3  Must be 30, 60 or 90 days.
1  Minimum amount of $5,000,000 or larger multiple of $1,000,000.
2 Insert either Absolute Rate (for Absolute Rate Loan) or LIBOR Margin (for LIBOR Margin Loan).
3  Must be 30, 60 or 90 days.


* When the Unencumbered Pool Certificate is delivered in connection with Sections 4.1(b)(ii) and 4.1(c)(x) of the Credit Agreement the calculations set forth in items (i) through (v) should be determined on a pro forma basis assuming that the Eligible Property being submitted as an Unencumbered Pool Property is accepted as an Unencumbered Pool Property.